SCHEDULE 14A

Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

ADCARE HEALTH SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT FOR SPECIAL MEETINGS OF STOCKHOLDERS AND WARRANTHOLDERS OF ADCARE HEALTH SYSTEMS, INC.

AdCare Health Systems, Inc.
5057 Troy Road
Springfield, Ohio 45502-9032

NOTICE OF SPECIAL MEETING OF WARRANTHOLDERS
OF ADCARE HEALTH SYSTEMS, INC.

TO BE HELD ON NOVEMBER 30, 2009

To the Warrantholders of AdCare Health Systems, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of warrantholders of AdCare Health Systems, Inc. (the “Company”) will be held at 10:00 a.m. eastern time, on November 30, 2009, at the Company’s offices located at 5057 Troy Road, Springfield, Ohio 45502.  You are cordially invited to attend the Special Meeting, at which warrantholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

1.

The Warrant Amendment Proposal - to consider and vote upon a proposal to amend the Warrant Agreement entered into by and between the Company and Continental Stock Transfer and Trust Company, as Warrant Agent, on November 9, 2006 (the “Warrant Agreement”), which governs the terms of the Company’s outstanding warrants issued in connection with the Company’s initial public offering (the “IPO Warrants”).  The purpose of the proposed amendment is to conform the terms of the IPO Warrants to the terms of the warrants being issued in connection with the Offering described in the attached proxy statement (the “Warrant Amendment Proposal”); and

2.

Such other procedural matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

After careful consideration, the Company’s board of directors has unanimously determined that the Warrant Amendment is fair to and in the best interests of the Company and its warrantholders and unanimously recommends that the Company’s warrantholders vote FOR the Warrant Amendment Proposal.

These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting.  Only holders of record of the IPO Warrants at the close of business on November 9, 2009 are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting.

All warrantholders are cordially invited to attend the Special Meeting in person.  To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.  If you are a holder of record of IPO Warrants, you may also cast your vote in person at the Special Meeting.  If your Warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your Warrants or, if you wish to attend the Special Meeting and vote in person, obtain a proxy from your broker or bank.  If you do not submit your proxy or vote in person at the Special Meeting or, if you hold your Warrants through a broker or bank, if you do not instruct your broker how to vote your Warrants or obtain a proxy from your broker or bank to vote in person at the Special Meeting, it will have the same effect as a vote against the Warrant Amendment.

A complete list of holders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of the Company for inspection by warrantholders during ordinary business hours for any purpose germane to the Special Meeting.

Your vote is important regardless of the number of Warrants you own.  Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your Warrants are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the Warrants you beneficially own are properly counted.

Thank you for your participation.  We look forward to your continued support.

November 13, 2009

By Order of the Board of Directors,

Carol Groeber

Secretary

2

AdCare Health Systems, Inc.
5057 Troy Road
Springfield, Ohio 45502-9032

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ADCARE HEALTH SYSTEMS, INC.

To Be Held On November 30, 2009

To the Stockholders of AdCare Health Systems, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of shareholders of AdCare Health Systems, Inc. (the “Company”) will be held at 10:30 a.m. eastern time, on November 30, 2009, at the Company’s offices located at 5057 Troy Road, Springfield, Ohio 45502.  You are cordially invited to attend the Special Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

1.

The Offering Proposal - to consider and vote upon a proposal to approve and complete the private placement described in the attached proxy statement, pursuant to which the Company will offer to sell a minimum of 250,000 Units and a maximum of 1,000,000 Units (with an over-allotment up to an additional 400,000 Units), at a price of $2.00 per Unit (the “Offering Proposal”);

2.

The Incentive Plan Amendment - to consider and vote upon a proposal to amend certain terms of the remaining unvested warrants issued to certain officers and directors of the Company in 2008 (the “Incentive Plan”), such that (i) the exercise price of the 218,461 warrants scheduled to vest under the Plan in 2011 would be $4.00 per share; (ii) the remaining 218,461 warrants issuable under the Plan and scheduled to vest in 2012, would be eliminated and 218,461 restricted shares of the Company’s common stock would be issued to those individuals; and (iii) all unexercised warrants would be exercisable on cashless basis (the “Incentive Plan Amendment”);

3.

The Warrant Amendment Proposal - to consider and vote upon a proposal to amend the Warrant Agreement entered into by and between the Company and Continental Stock Transfer and Trust Company, as Warrant Agent, on November 9, 2006 (the “Warrant Agreement”), which governs the terms of the Company’s outstanding warrants issued in connection with the Company’s initial public offering (the “IPO Warrants”).  The purpose of the proposed amendment is to conform the terms of the IPO Warrants to the terms of the warrants being issued in connection with the Offering described in the attached proxy statement (the “Warrant Amendment Proposal”);

4.

The Senior Management Warrant Proposal - to consider and vote upon a proposal to approve the issuance of warrants to purchase an aggregate of 125,000 shares of common stock, at a price of $3.00 per share.  The warrants would be exercisable on a cashless basis and will vest over a period of two years, to certain officers of the Company (the “Senior Management Warrant Proposal”);

5.

The Wade Extension Proposal – to consider and vote upon a proposal, to extend the exercise date of 40,000 warrants issued to Gary Wade which expire on January 31, 2010 through the expiration of Mr. Wade’s Employment Agreement on September 1, 2011 (the “Wade Extension Proposal”); and

6.

Other Matters To Consider - Such other procedural matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

After careful consideration, the Company’s board of directors has unanimously determined that the Offering and the transactions contemplated thereby, are fair to and in the best interests of the Company and its stockholders and unanimously recommends that the Company’s stockholders vote FOR the Offering Proposal, FOR the Incentive Plan Amendment, FOR the Warrant Amendment Proposal, FOR the Senior Management Warrant Proposal and FOR the Wade Extension Proposal.

These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of the Company’s common stock at the close of business on

November 9, 2009 are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting.

All shareholders are cordially invited to attend the Special Meeting in person. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.  If you are a shareholder of record of common stock, you may also cast your vote in person at the Special Meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you must obtain a proxy from your broker or bank. If you do not submit your proxy or vote in person at the Special Meeting or, if you hold your shares through a broker or bank, if you do not instruct your broker how to vote your shares or obtain a proxy from your broker or bank to vote in person at the Special Meeting, it will have the same effect as a vote against the approval of the Offering Proposal, against the approval of the Incentive Plan Amendment, and against approval of the Senior Management Warrant Proposal.

A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

Your vote is important regardless of the number of shares you own.  Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, sign, date and return the enclosed proxy card as soon as possible in the envelope provided.  If your shares are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation.  We look forward to your continued support.

November 13, 2009

By Order of the Board of Directors,

Carol Groeber

Secretary

2

ADCARE HEALTH SYSTEMS, INC.

5057 Troy Road
Springfield, Ohio  45502-9032

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PROXY STATEMENT

_____________________________

SPECIAL MEETINGS OF SHAREHOLDERS AND WARRANTHOLDERS

November 30, 2009

_____________________________

This proxy statement is furnished to the shareholders and certain warrantholders (each a “Security Holder”) of AdCare Health Systems, Inc., an Ohio corporation (the “Company”), in connection with the solicitation of proxies to be used in voting at (i) the Special Meeting of Warrantholders to be held at the Company’s offices at 5057 Troy Road, Springfield, Ohio 45502 on November 30, 2009 at 10:00 a.m. eastern time, and at (ii) the Special Meeting of Shareholders to be held at the Company’s offices at 5057 Troy Road, Springfield, Ohio 45502 on November 30, 2009, at 10:30 a.m. eastern time, and any adjournment or postponement thereof (each a “Special Meeting”).  The enclosed proxies are being solicited by our Board of Directors to the Security Holders eligible to vote at the Special Meetings.  This proxy statement and with respect to eligible Security Holders the enclosed proxies will be first sent or given to our Security Holders on approximately November 9, 2009.

We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock.  Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

The shares represented by the accompanying proxies will be voted as directed if the proxy is properly signed and received by us prior to the Special Meeting.  If no directions are made to the contrary, the proxy will be voted FOR the proposals set forth therein and to transact such other business as may properly come before the meeting or any adjournment thereof. Any Security Holder voting the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to us, by duly executing and delivering to us a proxy card bearing a later date, or by voting in person at the special meeting.  The officers and directors of the Company are the beneficial owners of 39.9% of the Company’s issued and outstanding shares.

Only holders of record of our common stock at the close of business on November 9, 2009 will be entitled to vote at the Special Meeting of Stockholders.  At that time, we had 3,786,129 shares of common stock outstanding and entitled to vote.  Except as noted above, each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Special Meeting of Stockholders.

The presence, in person or by proxy, of one-third of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Special Meeting of Stockholders.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others.  Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the election of directors.

Only holders of record of IPO Warrants at the close of business on November 9, 2009 will be entitled to vote at the Special Meeting of Warrantholders.  At that time, we had 1,406,000 IPO Warrants outstanding and entitled to vote.  In order to be validly approved by the warrantholders, each proposal described herein with respect to the warrantholders must be approved by registered holders representing two-thirds in interest of the shares of common stock issuable upon exercise of the IPO Warrants as of the record date.

The proposals set forth in this proxy statement are not considered a routine matter and broker/dealers who hold their customers’ shares in street name may not vote such shares on this matter.

PROPOSALS TO BE CONSIDERED BY ADCARE SHAREHOLDERS

THE OFFERING PROPOSAL

The Company has been working to complete a private placement of certain shares of its common stock, the net proceeds of which will be used primarily to provide additional working capital to finance possible acquisitions.  The Board believes completion of the Offering is necessary for the Company to execute its strategic plan.  Sometimes when considering taking on net leases to operate nursing homes and/or assisted living facilities as a lessee, it is necessary to contribute significant sums of money into an escrow as security to execute the leases as well as having the working capital to operate the leases until reimbursements begin.  In addition, working capital is required to enter into new management contracts to manage nursing homes and/or assisted living facilities.  In the past, the Company had to pass of some lease and management opportunities due to lack of working capital required to fund operations in the early stages of the engagement opportunity.  With the proceeds from the private placement, the Company believes it will be in a position to take advantage of any lease or management opportunities that could be presented to us in the future.  Also, the additional equity may be helpful in the negotiation with banks for lines of credit to also assist in short term requirements for cash.

Specifically, assuming the shareholders approve the Offering, the Company will offer (the “Offering”) to sell a minimum of 250,000 units and a maximum of 1,000,000 units, with an over-allotment up to an additional 400,000 units (“Units”).  Each Unit is being sold at a price of $2.00 per Unit and consists of one share of the Company’s common stock without par value, and one warrant to purchase a share of the Company’s common stock at an exercise price of $2.50 per share.  The warrants are exercisable at any time until the fifth anniversary date of the completion of the Offering.

The Company shall have the option, exercisable at any time following the closing of the Offering, and provided that (i) the common stock underlying the warrants is registered and (ii) the common stock trades at or above $6.00 per share for ten consecutive trading days during which the average daily volume for the ten day period is at least 40,000 shares, to call for the repurchase of all of any holder’s warrants for an amount equal to ten cents ($.10) per warrant.

The Units will be offered to a limited number of investors who meet certain qualifications pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.  All of the Units are proposed to be sold by the Company during an offering period commencing on November 5, 2009 and expiring on January 29, 2010, unless extended by the Company until February 28, 2010.

The Company is offering the Units on a “best efforts, all or none basis with respect to the first 250,000 Units (the “Minimum Amount”) and on a “best efforts basis with respect to the remaining 750,000 Units (together with the Minimum Amount, the “Maximum Amount”, subject to an over-allotment of 400,000 Units).  This means that the Company and its placement agent will use their best efforts to sell the Units and that the Offering will be completed only if not less than the Minimum Amount is sold prior to January 29, 2010, unless extended until February 28, 2010.  In the event the Offering is completed, the Company will file a registration statement under the Securities Act of 1933, as amended, to register the common stock issuable upon exercise of the warrants.

The Units will be offered for cash.  If the Minimum Amount is sold, the Company will receive approximately $460,000 in net proceeds from the Offering, and if the Maximum Amount is sold, the Company will receive approximately $1,840,000 in net proceeds from the Offering.  The net proceeds of the Offering will be used by the Company to fund operations and to provide additional capital needed to finance future acquisitions.  Accordingly, the Board believes that completion of the Offering is in the best interest of the Company.

In connection with the Offering the Company has agreed pay the Placement Agent a 1% non-accountable fee, an 8% cash commission, 10% warrant coverage on shares sold, and a 5% warrant solicitation fee for warrants issued.  For example, if 1,000,000 Units are sold, the Placement Agent will receive 100,000 warrants exercisable at $2.00 per share (the “Placement Agent Warrants”).  The Placement Agent Warrants shall be exercisable for a period of five years following issuance.

Required Vote

Approval of the Offering Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy and entitled to vote at the Special Meeting of Shareholders.  Adoption of the Offering Proposal is contingent upon the approval of the Incentive Plan Amendment by the Company’s shareholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE OFFERING PROPOSAL.

THE INCENTIVE PLAN AMENDMENT

At the Special Meeting of the Shareholders held on August 15, 2008, our shareholders approved the issuance of warrants to purchase up to 1,092,305 shares of the Company’s common stock to certain officers and directors of the Company (the “Incentive Plan”).  The warrants issued in connection with the Plan are exercisable for a period of 10 years and vest equally over a period of five years.  The exercise price of the warrants vesting in calendar year 2008 was $1.21 per share.  The exercise price of the warrants vesting in calendar year 2009 is $2.25 per share.  The exercise price of the warrants vesting in 2010 is $3.00 per share.  Thereafter, in calendar years 2011 and 2012, the exercise price of the warrants will float based upon the average closing price of the Company’s common stock on NYSE-Amex but not less than $3.00 per share.  An aggregate total of 655,383 of warrants issued under the Plan are scheduled to vest in calendar years 2010, 2011, and 2012, at the rate of 218,461 warrants per year (the “Unvested Warrants”).

In connection with the Offering, the Company wishes to amend the Plan to provide that (i) the Unvested Warrants scheduled to vest in 2011 will be exercisable at $4.00 per share, (ii) the Unvested Warrants scheduled to vest in 2012 will be eliminated and 218,461 shares of our common stock with a one year restriction on transfer will be issued (the “Restricted Shares”), and (iii) all warrants will be exercisable on a cashless basis.  The Restricted Shares are subject to forfeiture.  In the event that a recipient of Restricted Shares is not employed by the Company at the end of the one year restriction, all Restricted Shares will be forfeited; provided, however, that no forfeiture will occur in the event that there is a “change in control” of the Company during the restricted period or in the event that the recipient is terminated by the Company without “cause” during the restricted period.  In addition, all of the unexercised warrants would become exercisable on a cashless basis.

Purpose of the Amendment

The Incentive Plan and the Unvested Warrants were originally issued to officers and directors of the Company to make adjustment for the historically low compensation of the management team and in order to provide additional incentives to them to stay with the Company and continue to perform at their highest levels.  Based on research done by the Compensation Committee of the Board, management of the Company has historically been under compensated and owns less stock than would be ideal.  In general, the investment community believes that a management team that is more heavily vested in the Company is more likely to stay in place, has increased incentives to perform at a higher level and has more of a stake in the success of their Company.

Required Vote

Approval of the Incentive Plan Amendment and the granting of Restricted Shares requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy and entitled to vote at the Special Meeting of Shareholders.  Adoption of the Offering Proposal is contingent upon approval of the Incentive Plan Amendment.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN AMENDMENT.

THE WARRANT AMENDMENT PROPOSAL

In connection with the proposed Offering, the Company is proposing to amend the term of the warrants issued in connection with the Company’s initial public offering and pursuant to the Warrant Agreement entered into by and between the Company and Continental Stock Transfer and Trust Company, as Warrant Agent, on November 9, 2006 (the “Warrant Agreement”), which Agreement provides for the issuance of warrants to purchase 1,406,000 shares of the Company’s common stock (the “IPO Warrants”).  The IPO Warrants are exercisable at any time until November 7, 2011.

Pursuant to Section 15.1 of the Warrant Agreement, the Company and the Warrant Agent may amend any provision of the Warrant Agreement with the consent of the holders of warrants representing not less than two-thirds in interest of the shares of Company common stock issuable upon exercise of all outstanding warrants that would be affected by such amendment.  Pursuant to Section 713 of the Rules of NSYE-Amex, a majority of the Shareholders must also approve this amendment.  The approval of the Warrant Amendment is not a condition to the consummation of the Offering.

Proposed Amendment

The Company proposes to amend the IPO Warrants to conform to the terms of the warrants being issued in connection with the proposed Offering.  Accordingly, the material terms of the IPO Warrants would be amended as follows:

Exercise Price - The exercise price of the IPO Warrants would decrease from $5.40 per share to $2.50 per share.

Expiration Date - The expiration date of the IPO Warrants would be extended until the fifth anniversary date of the completion of the Offering.

Callable Option - The Company shall have the option, exercisable at any time following the closing of the Offering, and provided that (i) the common stock underlying the Warrants is registered and (ii) the common stock trades at or above $6.00 per share for ten consecutive trading days during which the average daily volume for the ten day period is at least 40,000 shares, to call for the repurchase of all, or any portion of, any holder’s Warrants for an amount equal to ten cents ($.10) per Warrant.  Upon receiving such notice, the holder of the Warrant will have thirty (30) days to exercise the Warrant prior to the repurchase.

The Company believes the Warrant Amendment will provide benefits to the Company and its shareholders, including the following:

•

During 2008 and early 2009, the U.S. stock markets saw significant declines in value.  Like most public companies, the Company’s stock was negatively impacted by the over-all market decline.  The Company is now seeking to raise additional equity through a private placement of units consisting of common stock and warrants.  As a result of the over-all market decline and the decline in the Company’s stock it is necessary that the warrants being sold now have an exercise price lower than the exercise price of the IPO Warrants.  At the same time, the Company would like to see an adjustment made to lower the exercise price of the IPO Warrants to the same price as the warrants being sold in the private offering.

•

The Company believes that the Warrant Amendment will be advantageous to holders of the IPO Warrants and will encourage exercise of the IPO Warrants in the future; which will bring in additional capital to the Company.  Management of the Company believes it is only fair to the holders of the IPO Warrants to provide them with the same terms and benefits as are being offered to purchasers in the proposed Offering.

Required Vote

Approval of the Warrant Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy and entitled to vote at the Special Meeting of Shareholders.  Adoption of the Warrant Amendment is contingent upon the approval of the Amendment by holders of the IPO Warrants.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANT AMENDMENT.

THE SENIOR MANAGEMENT WARRANT PROPOSAL

At the Special Meeting, the shareholders will be requested to consider and act upon a proposal to approve the issuance of warrants (the “Senior Management Warrants”) to purchase an aggregate 125,000 shares of common stock to certain officers of the Company.  The Senior Management Warrants would be issued to members of the Company’s Senior Management Team.

Purpose of the Proposal

The purpose of the issuance of the Senior Management Warrants is to make adjustment for the historically low compensation of the management team in order to provide additional incentives to them to remain with the Company and to perform at their highest levels.  As stated above, based upon information gathered by the Compensation Committee of the Board, management of the Company is compensated in the lowest quartile of comparative businesses.  The low compensation of the management team puts the Company at risk since the Company is dependent upon its management team and that the loss of any of these individuals could harm the business of the Company.  The Compensation Committee of the Board reported to the full Board that, based on information that they had gathered, management of the Company has historically been under compensated and owns less stock than would be ideal.

Therefore, to provide greater incentives to management and to improve the likelihood of retention of the management team, the Board of Directors of the Company has authorized the issuance of Senior Management Warrants to purchase 25,000 share of common stock to each of the following officers:

Names and Addresses

Scott Cunningham, Chief Financial Officer/Vice President

5057 Troy Road

Springfield, Ohio  45502

Carol Groeber, Vice President/Human Resources and Management Information Services

5057 Troy Road

Springfield, Ohio  45502

Andy Wade, Vice President/Business Development

5057 Troy Road

Springfield, Ohio  45502

Sharon Reynolds, Senior Vice President/Nursing Home Operations

5057 Troy Road

Springfield, Ohio  45502

Kim Henry, Vice President/Assisted Living Operations

5057 Troy Road

Springfield, Ohio  45502

The Senior Management Warrants will be exercisable at a price of $3.00 per share.  One-third of the Senior Management Warrants will vest upon issuance.  The remaining Senior Management Warrants shall vest equally over a period of two years; provided, however, that the vesting would be accelerated in the event that there is a “change in control” of the Company or in the event the recipient is terminated by the Company without “cause.”  The Senior Management Warrants will be exercisable on a cashless basis.

Required Vote

Approval of the Senior Management Warrant Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy and entitled to vote at the Special Meeting of Shareholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SENIOR MANAGEMENT WARRANT PROPOSAL.

The Wade Warrant Extension

On January 31, 2005, the Company issued to Gary L. Wade warrants to purchase an aggregate of 40,000 shares of the Company’s common stock at an exercise price of $2.50 per share.  These warrants were set to expire on January 31, 2010.  On September 1, 2008 Mr. Wade entered a new Employment Agreement with the Company running through September 1, 2011.  In connection with the execution of this Employment Agreement, the Warrants were to be extended until the expiration of the employment agreement on September 1, 2011.  Pursuant to NYSE-Amex Rules the extension of these warrants requires shareholder approval.  All other terms of the Warrants will remain unchanged.

Required Vote

Approval of the Wade Warrant Extension requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy and entitled to vote at the Special Meeting of Shareholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE WADE WARRANT EXTENSION.

PROPOSALS TO BE CONSIDERED BY ADCARE WARRANTHOLDERS

THE WARRANT AMENDMENT PROPOSAL

In connection with the proposed Offering, the Company is proposing to amend the term of the warrants issued in connection with the Company’s initial public offering and pursuant to the Warrant Agreement entered into by and between the Company and Continental Stock Transfer and Trust Company, as Warrant Agent, on November 9, 2006 (the “Warrant Agreement”), which Agreement provides for the issuance of warrants to purchase 1,406,000 shares of the Company’s common stock (the “IPO Warrants”).  The IPO Warrants are exercisable at any time until November 7, 2011.

Pursuant to Section 15.1 of the Warrant Agreement, the Company and the Warrant Agent may amend any provision of the Warrant Agreement with the consent of the holders of warrants representing not less than two-thirds in interest of the shares of Company common stock issuable upon exercise of all outstanding warrants that would be affected by such amendment.  The approval of the Warrant Amendment is not a condition to the consummation of the Offering.

Proposed Amendment

The Company proposes to amend the IPO Warrants to conform to the terms of the warrants being issued in connection with, and as a condition to, the proposed Offering.  Accordingly, the material terms of the IPO Warrants would be amended as follows:

Exercise Price - The exercise price of the IPO Warrants would decrease from $5.40 per share to $2.50 per share.

Expiration Date - The expiration date of the IPO Warrants would be extended until the fifth anniversary date of the completion of the Offering.

Callable Option - The Company shall have the option, exercisable at any time following the closing of the Offering, and provided that (i) the common stock underlying the Warrants is registered and (ii) the common stock trades at or above $6.00 per share for ten consecutive trading days during which the average daily volume for the ten day period is at least 40,000 shares, to call for the repurchase of all, or any portion of, any holder’s Warrants for an amount equal to ten cents ($.10) per Warrant.  Upon receiving such notice, the holder of the Warrant will have thirty (30) days to exercise the Warrant prior to the repurchase.

The Company believes the Warrant Amendment will provide benefits to the Company and its warrantholders, including the following:

•

During 2008 and early 2009, the U.S. stock markets saw significant declines in value.  Like most public companies, the Company’s stock was negatively impacted by the over-all market decline.  The Company is now seeking to raise additional equity through a private placement of units consisting of common stock and warrants.  As a result of the over-all market decline and the decline in the Company’s stock it is necessary that the warrants being sold now have an exercise price lower than the exercise price of the IPO Warrants.  At the same time, the Company would like to see an adjustment made to lower the exercise price of the IPO Warrants to the same price as the warrants being sold in the private offering.

•

The Company believes that the Warrant Amendment will be advantageous to holders of the IPO Warrants and will encourage exercise of the IPO Warrants in the future; which will bring in additional capital to the Company.  Management of the Company believes it is only fair to the holders of the IPO Warrants to provide them with the same terms and benefits as are being offered to purchasers in the proposed Offering.

Required Vote

Approval of the Warrant Amendment requires the affirmative vote of the holders of two-thirds in interest of the shares of common stock issuable upon exercise of the IPO Warrants as of the record date.  Adoption of the Warrant Amendment is contingent upon the approval of the Amendment by the Company’s shareholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANT AMENDMENT.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Meetings and Compensation of the Board of Directors

Our Board of Directors had a total of six (6) meetings during the year ended December 31, 2008.  During 2008, all but two directors attended all of the meetings of the Board of Directors. Additionally, all directors attended all meetings held by all committees of the Board of Directors, on which he served.  Directors who are not employed by us received $1,000 for each meeting attended in person and $500 for each meeting attended via conference call; however, one director elected to defer his compensation in 2008. During the first two calendar quarters of 2009, our Board of Directors had a total of two (2) meetings. All but one director attended all meetings.  Additionally, all directors who served on committees of the Board of Directors attended all meetings of such committees during the first two calendar quarters of 2009.

Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors was authorized in 1995, and a charter was adopted in December, 2005.  During 2007, this committee was comprised of Messrs. Radcliffe, Sturtz and Peterson.  Mr. Jeffrey Levine replaced Mr. Peterson on the Compensation Committee for 2008.  Our Compensation Committee is responsible for establishing our compensation plans.  Its duties include the development with management of benefit plans for our employees, the formulation of bonus plans, and incentive compensation packages.  The Board of Directors has designated Philip S. Radcliffe as Chairman of the Compensation Committee.

The Compensation Committee of the Board of Directors advises the Board with respect to the compensation of each senior executive and Board of Director member.  The Committee is also charged with the oversight of compensation plans and practices for all employees of the Company.  The Committee relies upon data purchased for the purpose of providing information on organizations of similar or larger scale engaged in similar activities.  The purpose of the Committee’s activity is to assure that the Company’s resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served:

•

as a member of the compensation committee of another entity which has had an executive officer who has served on our compensation committee;

•

as a director of another entity which has had an executive officer who has served on our compensation committee; or

•

as a member of the compensation committee of another entity which has had an executive officer who has served as one of our directors.

Compensation Committee Report

Presently, the Committee has determined that low executive compensation, based upon the data we have examined on comparable operations, poses some risk to the Company.  If, for any reason, the Company had to replace any of our current four senior executives or expand our executive staff, the Company could reasonably expect to experience a significant increase in executive expenses in order to attract competent persons with executive qualifications from organizations engaged in like activities. The Committee has discussed its conclusions with management and has recommended that the Board of Directors authorize issuance of the Warrants.  Based upon its review and the discussions referred to herein the Committee has further recommended to the Board of Directors that the disclosure of compensation paid or awarded to executive officers and directors as required by Item 402 of Regulation S-K be disclosed pursuant to the filing of this proxy statement.

Phillip S. Radcliffe – Chairman

Laurence E. Sturtz

Jeffrey Levine

Indemnification of Directors and Officers

Our Articles of Incorporation and Code of Regulations limit the liability of officers and directors to the extent currently permitted by the Ohio Revised Code.

While indemnification for liabilities under the Securities Act of 1933 is permitted to our directors, officers, and controlling people, we have been advised that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim of indemnification against such liabilities (other than our payment of expenses incurred or paid by one of our directors, officers, or controlling people in a successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with our securities, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, ask a court of appropriate jurisdiction to decide whether or not such indemnification is against  public policy as expressed in the Act. We will be governed by the final adjudication of the issue.

Ownership of Common Stock by Directors and Executive Officers

The following table sets forth, as of September 15, 2009, the beneficial ownership of our common stock by each of our directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

Names and Address	Number	Percent of Total
David A. Tenwick 8503 Misty Woods Circle Powell, OH 43065	439,349(1)	11.0%
Gary L. Wade 5057 Troy Road Springfield, OH 45502	297,199(2)	7.5%

Scott Cunningham 5057 Troy Road Springfield, OH 45502	23,520(3)	*
Sharon Reynolds 5057 Troy Road Springfield, Ohio 45502	13,680(4)	*
Philip S. Radcliffe 5057 Troy Road Springfield, OH 45502	27,425(5)	*
Laurence E. Sturtz 3421 Pointe Creek Court, Apt # 106 Bonita Springs, FL 34134	68,556(6)	1.8%
Jeffrey Levine 2615 Dunhollow Drive Springfield, OH 45503	18,800(7)	*
Peter J. Hackett 505 West Home Road Springfield, OH 45504	9,800(8)	*
Christopher Brogdon 345 Heards Ferry Road N.W. Atlanta, GA 30328	1,042,236(9)	23.3%
All Directors and Officers as a Group	1,983,358	39.9%
*Less than 1%

(1)

Includes 4,800 options which are exercisable at $2.50 per share, 6,000 options at $1.50 per share, 3,000 warrants to purchase shares of common stock at $5.40 per share and 94,567 warrants at $1.21 per share and 94,566 warrants at $2.25 per share.

(2)

Includes 40,000 warrants and 4,800 options which are exercisable at $2.50 per share, 3,000 warrants exercisable at $5.40 per share, 50,866 warrants at $1.21 per share, 50,866 warrants at $2.25 per share and 6,000 options at $1.50 per share.

 (3)

Includes 9,600 options which are exercisable at $2.50 per share, 6,000 options at $1.50 per share, 1,760 warrants to purchase shares of common stock at $1.21 per share and 1,760 warrants at $2.25 per share.

(4)

Includes 2,640 options which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 1,520 warrants to purchase shares of common stock at $1.21 per share and 1,520 warrants at $2.25 per share.

(5)

Includes 1,200 options which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 1,000 warrants to purchase shares of common stock at $5.40 per share, 4,450 warrants at $1.21 per share and 4,450 warrants at $2.25 per share.

(6)

Includes 8,000 options which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 4,200 warrants exercisable at $5.40 per share, 8,768 warrants at $1.21 per share and 8,768 warrants at $2.25 per share.

(7)

Includes 2,000 warrants which are exercisable at $5.40 per share, 4,200 options at $1.50 per share, 4,200 warrants at $1.21 per share and 2,800 warrants at $2.25 per share.

(8)

Includes 2,000 warrants which are exercisable at $5.40 per share, 4,200 options at $1.50 per share, 800 warrants at $1.21 per share and 800 warrants at $2.25 per share.

(9)

Includes 264,241 shares held directly by Connie B. Brogdon (his spouse), 383,642 warrants which are currently exercisable by Ms. Brogdon at $5.40 per share, 78,561 shares held by Christopher Brogdon, 85,392 warrants which are currently exercisable by Christopher Brogdon at $5.40 per share, 16,500 shares held by Ms. Brogdon as custodian for the benefit of a minor child, 113,900 warrants which are currently exercisable by Ms. Brogdon at $5.40 for the benefit of a minor child, and 100,000 warrants currently exercisable by Mr. Brogdon at $3.00.

Ownership of Common Stock by Principal Shareholders

The following table sets forth information as of September 15, 2009, relating to the beneficial ownership of common stock by each person known by us to beneficially own more than 5% of our outstanding shares of common stock.

Names and Address	Number	Percent of Total
Ira A. Abrahamson, Jr. 105 West 4th Street, Suite 719 Cincinnati, OH 45202	323,472(1)	8.4%
Connie B. Brogdon 345 Heards Ferry Road N.W. Atlanta, GA 30328	1,042,236(2)	23.3%
J. Michael Williams 1844 N. Fountain Blvd. Springfield, OH 45503	248,883 (3)	6.3%

(1)

Includes 94,736 warrants which are currently exercisable at $5.40 per share.

(2)

Includes 264,241 shares held directly by Ms. Brogdon, 383,642 warrants which are currently exercisable by Ms. Brogdon at $5.40 per share, 78,561 shares held by Christopher Brogdon (her spouse), 85,392 warrants which are currently exercisable by Christopher Brogdon at $5.40 per share, 16,500 shares held by Ms. Brogdon as custodian for the benefit of a minor child, 113,900 warrants which are currently exercisable by Ms. Brogdon at $5.40 for the benefit of a minor child and 100,000 warrants currently exercisable by Mr. Brogdon at $3.00.

(3)

Includes 40,000 warrants exercisable at $2.50, 44,463 warrants exercisable at $1.21, 44,463 warrants exercisable at $2.25, 4,800 options exercisable at $2.50 and 4,000 exercisable at $1.50.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the amount accrued by us during fiscal year 2008 for services rendered by our named executive officers.  This includes all compensation awarded to, earned by or accrued for the executive officers listed below during the periods in question:

(a) Compensation

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	All other compen-sation (1)	Total
David A. Tenwick, Chairman (PEO)	2008 2007	$145,089 $132,330	$- $25,000	$- $-	$- $-	$- $-	$34,943 $22,058	$180,033 $179,388
Gary L. Wade, President, CEO	2008 2007	$143,218 $132,330	$- $5,000	$- $-	$- $-	$- $-	$30,258 $16,316	$173,477 $153,646
Scott Cunningham, CFO (PFO)	2008 2007	$111,345 $101,319	$- $10,000	$- $-	$- $-	$- $-	$10,059 $1,130	$121,405 $112,449
Sharon Reynolds, Senior VP, Nursing Home Operations	2008 2007	$125,954 $118,664	$- $1,000	$- $-	$- $-	$- $-	$19,382 $9,302	$145,366 $127,966

 (1) Includes an expense allowance of $29,167, $25,000, $8,333 and $17,267 respectively.

Employment Agreements

We entered into employment agreements with Mr. Tenwick, Mr. Wade and Mr. Cunningham.  The employment agreements provided for an initial employment term of three years starting September 1, 2008 and ending September 1, 2011, with base salaries of $150,000, $145,000 and $120,000 respectively, health insurance, vacation and sick leave, a minimum salary increase of five percent per year and inclusion in any option program that we may institute in the future.  In addition, they each participate in the executive expense allowance program and are reimbursed $35,000, $30,000 and $10,000 respectively on an annual basis for expenses incurred in connection with performing duties for the Company.

The employment agreements with Mr. Tenwick, Mr. Wade and Mr. Cunningham each provide that if they are terminated for any reason other than cause (which is defined as dishonesty in transactions with us, material disloyalty and/or the express refusal to perform services for us which may be properly requested), we are required to compensate them from the remaining term of their employment agreement plus one additional year. The employment agreements also provide that if Mr. Tenwick, Mr. Wade or Mr. Cunningham leave voluntarily, or are terminated for cause, they may not compete within the state of Ohio for a period of one year following the termination.

Stock Incentive Plan

In November, 2007, the Board of Directors of the Company granted warrants to officers and directors of the Company equal to two warrants for every share of stock owned.  The warrants vest over five years and mature in ten years.  The exercise price of the warrants in each of the five years following the issuance of the warrants is determined as follows:  warrants vesting in 2008 are exercisable at $1.21; warrants vesting in 2009 are exercisable at $2.25; warrants vesting in 2010 through 2012 are exercisable at a price equal to the greater of (i) the average closing price of the Company’s common stock on NYSE-Amex exchange during the month of January each year or (ii) $3.00.  The issuance of these Warrants was approved at a Special Meeting of the Shareholders on August 15, 2008.  In connection with this Offering, the Company wishes to amend this plan to provide that (i) the unvested Warrants scheduled to vest in 2011 will be exercisable at $4.00 per share, (ii) the unvested Warrants scheduled to vest in 2012 will be eliminated; and (iii) all unexercised warrants would be exercisable on a cashless basis.  The warrants that were to vest in 2012 will be replaced by a like number of Restricted Shares.  The NYSE-Amex exchange rule requires that both this Offering and the proposed amendment be approved by the shareholders of the Company.

In August 2005, we adopted a Stock Option Plan to secure for us and our shareholders the benefits arising from capital stock ownership by our officers, directors, employees, and consultants who are expected to contribute to our future growth and success.  The Option Plan authorizes the grant of options to purchase an aggregate of 200,000 shares of our common stock (adjusted for stock splits) both as “incentive stock options” as that term is defined under Section 422(A) of the Internal Revenue Code of 1986, as amended, and stock options which do not qualify as incentive stock options (“non-qualified stock options”).  The Option Plan provides that the Board of Directors or the Compensation Committee appointed by the Board of Directors may grant options and otherwise administer the Option Plan.  The exercise price of each incentive option must be at least 100% of the fair market value of the shares of our common stock at the date of grant, and no such option may be exercisable for more than ten years after the date of grant.  However, the exercise price of each incentive stock option granted to any shareholder possessing more than 10% of the combined voting power of all classes of our capital stock on the date of grant must be not less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.  The exercise price of each non-qualified stock option may be established by the Compensation Committee.  As of the date of this memorandum, 157,000 incentive stock options and 42,000 non-qualified stock options have been granted at an exercise price of $1.50 per share under the 2005 option plan.  A total of 36,400 of these options have been forfeited due to routine staff attrition.

In August 2004, we adopted a Stock Option Plan to secure for us and our shareholders the benefits arising from capital stock ownership by our officers, directors, employees, and consultants who are expected to contribute to our future growth and success.  The terms and conditions of this plan is exactly the same as the August 2005 Option Plan.  As of the date of this memorandum, 98,200 incentive stock options and 16,000 non-qualified stock options have been granted at an exercise price of $2.50 per share under the 2004 Option Plan. A total of 25,400 of these options have been forfeited due to routine staff attrition and 32,320 have expired.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTIONS/WARRANTS AWARDS							STOCK AWARDS
Name and Principal Position	Number of securities underlying unexercised options (#) – exercisable	Number of securities underlying unexercised options (#) – unexercisable	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of stock that is not vested	Total number of unearned shares, units or other rights that have not vested	Market or payout value of unearned shares, units or other rights that have not vested
Chairman David A. Tenwick	3,200 1,600 1,600 1,600 2,000 2,000 94,566 94,566	2,000 2,000 2,000 94,566 94,566 94,568	0	$2.50 2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 * * *	8/24/2009 8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 11/16/2017	6,000	$6,840	$0	$0
President Gary L. Wade	3,200 1,600 1,600 1,600 2,000 2,000 50,866 50,866	2,000 2,000 2,000 50,866 50,866 50,866	0	$2.50 2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 * * *	8/24/2009 8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 11/16/2017	6,000	$6,840	0	0
CFO Scott Cunningham	6,400 3,200 3,200 3,200 2,000 2,000 1,760 1,760	2,000 2,000 2,000 1,760 1,760 1,760	0	$2.50 2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 * * *	8/24/2009 8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 11/16/2017	6,000	$6,840	0	0
Senior V.P. Sharon Reynolds	1,760 880 880 880 1,400 1,400 1,520 1,520	1,400 1,400 1,400 1,520 1,520 1,520	0	$2.50 2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 * * *	8/24/2009 8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 11/16/2017	4,200	$4,788	0	0

* Subject to the proposed amendment described above, Warrants vesting in 2010 through 2012 are exercisable at a price equal to the greater of (i) the average closing price of  the Company’s common stock on NYSE-Amex exchange during the month of January each year or (ii) $3.00.

Director Compensation

The following Director Compensation table sets forth information regarding compensation paid to our non-employee directors.  Directors who are employed by us do not receive any compensation for their board activities.

DIRECTOR COMPENSATION – 2008(1)

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non-qualified deferred compensation earnings	All other compensation	Total
Philip S. Radcliffe	$11,500	-	-	-	-	-	$11,500
Laurence E. Sturtz	7,000	-	-	-	-	-	7,000
Jeffrey Levine	(2)	-	-	-	-	-	(2)
Peter J. Hackett	19,000	-	-	-	-	-	19,000

(1) Messrs. Tenwick and Wade are Executive Officers and do not appear on this table and receive no director compensation.

(2)  Mr. Levine deferred his compensation.

The following discloses the aggregate number of stock option awards outstanding for all directors:

Mr. Tenwick – 4,800 options exercisable at $2.50 per share, 6,000 options exercisable at $1.50 per share, 3,000 warrants each to purchase one share of common stock at $5.40, 94,567 warrants at $1.21 per share and 94,567 warrants at $2.25 per share all exercisable within 60 days of November 5, 2009.

Mr. Wade - 4,800 options exercisable at $2.50 per share, 6,000 options at $1.50 per share, 40,000 warrants each to purchase one share of common stock at $2.50, 3,000 warrants at $5.40, 50,866 warrants at $1.21 and 50,866 warrants at $2.25 all exercisable within 60 days of November 5, 2009.

Mr. Radcliffe – 1,200 options exercisable at $2.50 per share, 4,200 options at 1.50 per share, 1,000 warrants each to purchase one share of common stock at $5.40 per share, 4,450 warrants at $1.21 per share and 4,450 warrants at $2.25 per share all exercisable within sixty (60) days of November 5, 2009.

Mr. Sturtz – 8,000 options exercisable at $2.50 per share, 4,200 options at $1.50 per share, 4,000 warrants at 5.40 per share, 8,768 warrants at $1.21 per share and 8,768 warrants at $2.25 per share all exercisable within 60 days of November 5, 2009.

Mr. Levine – 2,000 warrants which are exercisable at $5.40 per share and 4,200 options exercisable at 1.50 per share, 2,800 warrants at $1.21 per share and 2,800 warrants at $2.25 per share all exercisable within 60 days of November 5, 2009.

Mr. Hackett - 2,000 warrants which are currently exercisable at $5.40 per share, 4,200 options exercisable at 1.50 per share, 800 warrants at $1.21 per share and 800 warrants at $2.25 per share all exercisable within 60 days of November 5, 2009.

 Non-Employee Director Reimbursement

Non-employee directors are reimbursed for travel and other out-of-pocket expenses connected to Board travel.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Rachlin LLP served as the registered independent public accounting firm for us for 2007 and the first quarter of 2008. On May 16, 2008, the Company engaged Battelle & Battelle LLP as its new independent registered public accounting firm to conduct the audit of the Company’s financial statements as and for the year end December 31, 2008.  Representatives of Battelle & Battelle LLP will not be in attendance for the Special Meeting of Shareholders or the Special Meeting of Warrantholders in order to respond to appropriate questions from shareholders or the warrantholders, and they will not have the opportunity to make a statement.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the November 30, 2009 meeting.  If other matters should come before the meeting, however, each of the persons named in the proxy intends to vote in accordance with his judgment on such matters.

ADCARE HEALTH SYSTEMS, INC.
SPECIAL MEETING OF WARRANTHOLDERS
NOVEMBER 30, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF ADCARE HEALTH SYSTEMS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

The undersigned warrant holder of AdCare Health Systems, Inc. (“Company”), having read the Notice of Special Meeting of Warrant holders and the definitive proxy statement, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints each of Carol Groeber and David Tenwick, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of common stock issuable upon exercise of the warrants which the undersigned may be entitled to vote at the Special Meeting of Warrant holders to be held at the Company’s offices located at 5057 Troy Road, Springfield, Ohio 45502 at 10:00 a.m. eastern time, on November 30, 2009, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the definitive proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

1.

The Warrant Amendment Proposal - to consider and vote upon a proposal to amend the Warrant Agreement entered into by and between the Company and Continental Stock Transfer and Trust Company, as Warrant Agent, on November 9, 2006 (the “Warrant Agreement”), which governs the terms of the Company’s outstanding warrants issued in connection with the Company’s initial public offering (the “IPO Warrants”).  The purpose of the proposed Amendment is to conform the terms of the IPO Warrants to the terms of the warrants being issued in connection with the Offering described in the attached proxy statement.  Accordingly, the material terms of the IPO Warrants would be amended as follows:

Exercise Price - The exercise price of the IPO Warrants would decrease from $5.40 per share to $2.50 per share.

Expiration Date - The expiration date of the IPO Warrants would be extended until the fifth anniversary date of the completion of the Offering.

Callable Option - The Company shall have the option, exercisable at any time following the closing of the Offering, and provided that (i) the common stock underlying the Warrants is registered and (ii) the common stock trades at or above $6.00 per share for ten consecutive trading days during which the average daily volume for the ten day period is at least 40,000 shares, to call for the repurchase of all, or any portion of, any holder’s Warrants for an amount equal to ten cents ($.10) per Warrant.  Upon receiving such notice, the holder of the Warrant will have thirty (30) days to exercise the Warrant prior to the repurchase.

☐  FOR

☐  AGAINST

☐  ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF WARRANTHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy when properly executed will be voted in the manner directed herein by the undersigned warrant holder.

Proxy cards properly executed and returned without direction will be voted “FOR” the proposals.

[Signatures on following page]

Note: Please sign exactly as your name or names appear on this Proxy.  When warrants are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such if the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Dated: ___________, 2009

INDIVIDUAL OR JOINT HOLDER:

___________________________________________
Signature of Warrant holder

___________________________________________
Print Name Here

___________________________________________
Signature of Warrant holder (if held jointly)

___________________________________________
Print Name Here

CORPORATE OR PARTNERSHIP
HOLDER:

___________________________________________
Print Company Name Here

By:________________________________________

___________________________________________
Print Name Here

Its:________________________________________
Print Title Here

2

ADCARE HEALTH SYSTEMS, INC.
SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 30, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF ADCARE HEALTH SYSTEMS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

The undersigned shareholder of AdCare Health Systems, Inc. (“Company”), having read the Notice of Special Meeting of Shareholders and the definitive proxy statement, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints each of Carol Groeber and David Tenwick, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of common stock which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held at the Company’s offices located at 5057 Troy Road, Springfield, Ohio 45502 at 10:30 a.m. eastern time, on November 30, 2009, and at any adjournment or postponement thereof; on the matters set forth in this proxy and described in the definitive proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

1.

The Offering Proposal - to consider and vote upon a proposal to approve and complete the private placement described in the attached proxy statement, pursuant to which the Company will offer to sell a minimum of 250,000 Units and a maximum of 1,000,000 Units (with an over-allotment up to an additional 400,000 Units), at a price of $2.00 per Unit (the “Offering Proposal”).

☐  FOR

☐  AGAINST

☐  ABSTAIN

2.

The Incentive Plan Amendment - to consider and vote upon a proposal to amend certain terms of the remaining unvested warrants issued to certain officers and directors of the Company in 2008 (the “Incentive Plan”), such that (i) the exercise price of the 218,461 warrants scheduled to vest under the Plan in 2011 would be $4.00 per share; (ii) the remaining 218,461 warrants issuable under the Plan and scheduled to vest in 2012, would be eliminated and 218,461 restricted shares of the Company’s common stock would be issued to those individuals; and (iii) all unexercised warrants would be exercisable on cashless basis (the “Incentive Plan Amendment”).

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.

The Warrant Amendment Proposal - to consider and vote upon a proposal to amend the Warrant Agreement entered into by and between the Company and Continental Stock Transfer and Trust Company, as Warrant Agent, on November 9, 2006 (the “Warrant Agreement”), which governs the terms of the Company’s outstanding warrants issued in connection with the Company’s initial public offering (the “IPO Warrants”).  The purpose of the proposed Amendment is to conform the terms of the IPO Warrants to the terms of the warrants being issued in connection with the Offering described in the attached proxy statement.  Accordingly, the material terms of the IPO Warrants would be amended as follows:

Exercise Price - The exercise price of the IPO Warrants would decrease from $5.40 per share to $2.50 per share.

Expiration Date - The expiration date of the IPO Warrants would be extended until the fifth anniversary date of the completion of the Offering.

Callable Option - The Company shall have the option, exercisable at any time following the closing of the Offering, and provided that (i) the common stock underlying the Warrants is registered and (ii) the common stock trades at or above $6.00 per share for ten consecutive trading days during which the average daily volume for the ten day period is at least 40,000 shares, to call for the repurchase of all, or any portion of, any holder’s Warrants for an amount equal to ten cents ($.10) per Warrant.  Upon receiving such notice, the holder of the Warrant will have thirty (30) days to exercise the Warrant prior to the repurchase.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.

The Senior Management Warrant Proposal - to consider and vote upon a proposal to approve the issuance of warrants to purchase an aggregate of 125,000 shares of common stock, at a price of $3.00 per share.  The warrants would be exercisable on a cashless basis and will vest over a period of two years, to certain officers of the Company (the “Senior Management Warrant Proposal”).

☐  FOR

☐  AGAINST

☐  ABSTAIN

5.

The Wade Extension Proposal – to consider and vote upon a proposal to extend the exercise date of 40,000 warrants issued to Gary Wade which expire on January 31, 2010 through the expiration of Mr. Wade’s Employment Agreement on September 1, 2011.

☐  FOR

☐  AGAINST

☐  ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

Proxy cards properly executed and returned without direction will be voted “FOR” the proposals.

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated:  ____________, 2009

INDIVIDUAL OR JOINT HOLDER:

___________________________________________
Signature

___________________________________________
Print Name Here

___________________________________________
Signature (if held jointly)

___________________________________________
Print Name Here

CORPORATE OR PARTNERSHIP
HOLDER:

___________________________________________
Print Company Name Here

By:________________________________________

___________________________________________
Print Name Here

Its:________________________________________
Print Title Here

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